Exhibit 99.1

Appendix 4C

Quarterly report for entities subject to Listing Rule 4.7B

+Rule 4.7B

Appendix 4C

Quarterly report for entities subject to Listing Rule 4.7B

Introduced 31/03/00 Amended 30/09/01, 24/10/05, 17/12/10, 01/09/16

Name of entity

UNILIFE CORPORATION

ABN	Quarter ended (“current quarter”)
141 042 757	31 December 2016

Consolidated statement of cash flows		Current quarter $US’000	Year to date (6 months) $US’000
1.	Cash flows from operating activities
1.1	Receipts from customers	2,462	3,628
1.2	Payments for
	(a) research and development	(2,478)	(5,121)
	(b) product manufacturing and operating costs	—	—
	(c) advertising and marketing	(50)	(64)
	(d) leased assets	(155)	(478)
	(e) staff costs	(4,465)	(10,039)
	(f) administration and corporate costs	(5,966)	(10,773)
1.3	Dividends received (see note 3)	—	—
1.4	Interest received	3	6
1.5	Interest and other costs of finance paid	(212)	(432)
1.6	Income taxes paid	—	—
1.7	Government grants and tax incentives	—	—
1.8	Other (provide details if material)	—	—

1.9	Net cash from / (used in) operating activities	(10,861)	(23,273)

2.	Cash flows from investing activities
2.1	Payments to acquire:
	(a) property, plant and equipment	(119)	(482)
	(b) businesses (see item 10)	—	—
	(c) investments	—	—

+ See chapter 19 for defined terms

1 September 2016

Consolidated statement of cash flows		Current quarter $US’000	Year to date (6 months) $US’000
	(d) intellectual property	—	—
	(e) other non-current assets	—	—
2.2	Proceeds from disposal of:
	(a) property, plant and equipment	—	—
	(b) businesses (see item 10)	—	—
	(c) investments	—	—
	(d) intellectual property	—	—
	(e) other non-current assets	—	—
2.3	Cash flows from loans to other entities	—	—
2.4	Dividends received (see note 3)	—	—
2.5	Other (provide details if material)	—	—

2.6	Net cash from / (used in) investing activities	(119)	(482)

3.	Cash flows from financing activities
3.1	Proceeds from issues of shares	—	—
3.2	Proceeds from issue of convertible notes	—	—
3.3	Proceeds from exercise of share options	—	—
3.4	Transaction costs related to issues of shares, convertible notes or options	—	—
3.5	Proceeds from borrowings	15,000	15,000
3.6	Repayment of borrowings	(75)	(302)
3.7	Transaction costs related to loans and borrowings	—	—
3.8	Dividends paid	—	—
3.9	Other – Shares forfeited in lieu of payroll taxes	—	(32)

3.10	Net cash from / (used in) financing activities	14,925	14,666

4.	Net increase / (decrease) in cash and cash equivalents for the period
4.1	Cash and cash equivalents at beginning of quarter/year to date	8,072	21,102
4.2	Net cash from / (used in) operating activities (item 1.9 above)	(10,861)	(23,273)
4.3	Net cash from / (used in) investing activities (item 2.6 above)	(119)	(482)
4.4	Net cash from / (used in) financing activities (item 3.10 above)	14,925	14,666

Consolidated statement of cash flows		Current quarter $US’000	Year to date (6 months) $US’000
4.5	Effect of movement in exchange rates on cash held	(8)	(4)

4.6	Cash and cash equivalents at end of quarter	12,009	12,009

		Current quarter $US’000	Previous quarter $US’000
5.	Reconciliation of cash and cash equivalents at the end of the quarter (as shown in the consolidated statement of cash flows) to the related items in the accounts
5.1	Bank balances	9,112	5,782
5.2	Call deposits	2,897	2,290
5.3	Bank overdrafts	—	—
5.4	Other (provide details)	—	—

5.5	Cash and cash equivalents at end of quarter (should equal item 4.6 above)	12,009	8,072

Current quarter $US’000
6.	Payments to directors of the entity and their associates
6.1	Aggregate amount of payments to these parties included in item 1.2		419

6.2	Aggregate amount of cash flow from loans to these parties included in item 2.3		—

6.3	Include below any explanation necessary to understand the transactions included in items 6.1 and 6.2

Included in the above is directors’ fees and executive director’s remuneration ($403K); and fees to a company associated with a director that is providing company secretarial, accounting and administrative services in order to maintain compliance with Australian regulations ($16K).
Current quarter $US’000
7.	Payments to related entities of the entity and their associates
7.1	Aggregate amount of payments to these parties included in item 1.2		—

7.2	Aggregate amount of cash flow from loans to these parties included in item 2.3		—

7.3	Include below any explanation necessary to understand the transactions included in items 7.1 and 7.2

		Total facility amount at quarter end $US’000	Amount drawn at quarter end $US’000
8.	Financing facilities available Add notes as necessary for an understanding of the position
8.1	Loan facilities	126,045	126,045
8.2	Credit standby arrangements	—	—
8.3	Other (please specify)	—	—
8.4	Include below a description of each facility above, including the lender, interest rate and whether it is secured or unsecured. If any additional facilities have been entered into or are proposed to be entered into after quarter end, include details of those facilities as well.

Loan facilities include a term loan with ROS Acquisition Offshore LP and affiliate of OrbiMed Advisors that bears interest at 10.25%, matures March 2020 and is secured by the assets of the Company; a senior secured convertible note with Amgen Inc. that bears interest at 6%, matures February 2023 and is secured by certain assets of the Company; a mortgage loan with First National Bank that bears interest at 6%, matures December 2031 and is secured by building and real estate; and a loan with the Commonwealth of Pennsylvania that bears interest at 5%, matures January 2021 and is secured by building and real estate.

			$US’000
9.	Estimated cash outflows for next quarter
9.1	Research and development		(2,500)
9.2	Product manufacturing and operating costs		—
9.3	Advertising and marketing		(50)
9.4	Leased assets		(155)
9.5	Staff costs		(4,600)
9.6	Administration and corporate costs		(4,445)
9.7	Other (provide details if material)		—

9.8	Total estimated cash outflows		(11,750)

		Acquisitions	Disposals
10.	Acquisitions and disposals of business entities (items 2.1(b) and 2.2(b) above)
10.1	Name of entity	N/A	N/A
10.2	Place of incorporation or registration	N/A	N/A
10.3	Consideration for acquisition or disposal	N/A	N/A
10.4	Total net assets	N/A	N/A
10.5	Nature of business	N/A	N/A

Compliance statement

1	This statement has been prepared in accordance with accounting standards and policies which comply with Listing Rule 19.11A.

2	This statement gives a true and fair view of the matters disclosed.

Sign here:		Date: 31 January 2017
(President and Chief Executive Office)

Print name: John Ryan

This report contains forward-looking statements. All statements that address operating performance, events or developments that the Company expects or anticipates will occur in the future are forward-looking statements. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to the Company’s management. The Company’s management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results, events and developments to differ materially from the Company’s historical experience and the Company’s present expectations or projections. These risks and uncertainties include, but are not limited to, those described in “Item 1A. Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K lodged with the Australian Securities Exchange (“ASX”) on October 25, 2016, those described in the “Risk Factors” set forth in the Company’s prospectus supplement lodged with the ASX on February 23, 2016, those described from time to time in other reports which the Company files with the ASX and the U.S. Securities and Exchange Commission, and other risks and uncertainties including, without limitation, that the Company’s actual cash outflows for the quarter ending March 31, 2017 are different from those estimated in this Appendix 4C.

Notes

1.	The quarterly report provides a basis for informing the market how the entity’s activities have been financed for the past quarter and the effect on its cash position. An entity that wishes to disclose additional information is encouraged to do so, in a note or notes included in or attached to this report.

2.	If this quarterly report has been prepared in accordance with Australian Accounting Standards, the definitions in, and provisions of, AASB 107: Statement of Cash Flows apply to this report. If this quarterly report has been prepared in accordance with other accounting standards agreed by ASX pursuant to Listing Rule 19.11A, the corresponding equivalent standard applies to this report.

3.	Dividends received may be classified either as cash flows from operating activities or cash flows from investing activities, depending on the accounting policy of the entity.